Rule 497(k)
File No. 333-174332

First Trust Exchange-Traded Fund IV

(the “Trust”)

FIRST TRUST LONG DURATION OPPORTUNITIES ETF

(the “Fund”)

SUPPLEMENT TO THE FUND’S SUMMARY PROSPECTUS AND

PROSPECTUS

JULY 5, 2024

Notwithstanding anything to the contrary in the Fund’s Summary Prospectus and Prospectus, the third and fourth sentences of the first paragraph under the section entitled “Principal Investment Strategies” are hereby deleted in their entirety and replaced with the following:

As discussed in more detail below, the Fund may purchase mortgage-related securities in “to-be-announced” transactions (“TBA Transactions”), including mortgage dollar rolls, which also count toward the 80% investment requirement set forth above.

Notwithstanding anything to the contrary in the Fund’s Prospectus, the first paragraph under the subsection entitled “Cash Equivalents and Short-Term Investments” under the section entitled “Fund Investments” is hereby deleted in its entirety and replaced with the following:

Cash Equivalents and Short-Term Investments

Under normal market conditions, the Fund may invest up to 20% of its net assets in short-term debt securities that are not publicly-issued U.S. Treasury securities and bonds, debentures and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities, such as money market funds and other cash equivalents, or it may hold cash. The percentage of the Fund invested in these types of holdings will vary and will depend on several factors, including market conditions. Cash set aside or otherwise used for margin or collateral purposes is not included within the above 20% limitation.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE